UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 3, 2017

Date of Report (date of earliest event reported)

Modular Medical, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-49671	87-0620495
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

17995 Bear Valley Lane

Escondido CA 92027

(Address of principal executive offices)

949 370-9062

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01           CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	On August 3, 2017 Modular Medical, Inc. (the “Company,” “we,” “us,” and “our”) dismissed the Company’s independent registered accountant Heaton & Company, PLLC (“HC”).

HC’s reports on our financial statements as of and for the fiscal years ended June 30, 2016, and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal years ended June 30, 2016, and 2015 contained a going concern qualification as to our ability to continue as a going concern.

During the years ended fiscal years ended June 30, 2016, and 2015, and through HC’s dismissal there were (1) no disagreements with HC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HC, would have caused HC to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished HC with a copy of this disclosure, providing HC with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from HC is filed as Exhibit 16.1 to this report.

(b)	Concurrent with the decision to dismiss HC as our independent auditor, we appointed and engaged Lichter, Yu and Associates, Inc. (“LYA”) as the Company’s independent registered accountant as our independent auditor.

During the years ended fiscal years ended June 30, 2016, and 2015, and through the date hereof, neither us nor anyone acting on our behalf consulted LYA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Chen & Fan concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Exhibit Title

16.1	Letter from Heaton & Company, PLLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Modular Medical, Inc.

Date: August 3, 2017	By:	/s/ Paul M. DiPerna

Paul DiPerna
Chief Executive Officer
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